SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2011

AGRIVEST AMERICAS, INC.
(Exact name of registrant as specified in Charter)

Delaware	0-22735	45-3977747
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

11753 Willard Avenue Tustin, CA 92782
(Address of Principal Executive Offices)

(714) 832-3249
(Issuer Telephone number)
Robocom Systems International Inc. 17 Fairbanks Boulevard Woodbury, New York 11797
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect the views of AgriVest Americas, Inc. (the “Company”) with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

•	The Company will need to obtain additional equity or debt financing to commence meaningful operations and to complete subsequent stages of its business plan;

•	The Company is a development stage company with no operating history since October 2005;

•
The proposed business of the Company initially will depend on the results of operations of third-party portfolio companies in the Brazilian agricultural industry over which the Company will have only limited control, and the Company’s business may be adversely affected by industry and financial market conditions that are beyond the Company’s control;

•
The Company will be dependent on a few portfolio companies operating in a single industry; any adverse operating results or financial conditions of one or more portfolio companies could adversely affect the Company’s financial condition and results of operations;

•	The Company plans to do business in international jurisdictions, including primarily Brazil, whose political and regulatory environments and compliance regimes differ from those in the U.S.;

•
In its proposed business, the Company will be subject to numerous governmental laws and regulations, including those that may impose significant liability on the company for environmental and natural resource damages;

•	The recent worldwide financial and credit crisis and worldwide economic downturn could have a material adverse effect on the Company’s revenue, profitability and financial projections;

•	The Brazilian agricultural industry in which the Company intends to enter is highly competitive, with intense price competition; and

•	The Brazilian agricultural industry is undergoing continuing consolidation that may impact the Company’s results of operations.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Reincorporation Merger Agreement.  On December 5, 2011, the registrant, Robocom Systems International Inc., a New York corporation (“Robocom”), entered into an Agreement and Plan of Merger dated as of December 5, 2011 (the “Merger Agreement’) with the Company  in order to effect a reincorporation of Robocom through the merger of Robocom with and into the Company (the “Reincorporation Merger”).  At the time of the Reincorporation Merger, the Company was a newly-formed Delaware corporation and a wholly-owned subsidiary of Robocom formed specifically for the purpose of effecting a reincorporation of Robocom in the State of Delaware.  Pursuant to the Merger Agreement, on December 5, 2011, Robocom merged with and into the Company, making the Company the surviving corporation.  The Reincorporation Merger resulted in the following:

•
The change of domicile of the registrant from New York to Delaware, as a result of which the registrant is now governed by the laws of the State of Delaware and by a new certificate of incorporation and new by-laws governed by Delaware law;

•	The change of the corporate name of the registrant from “Robocom Systems International Inc.” to “AgriVest Americas, Inc.”;

•	The conversion of every share of the registrant’s common stock owned as of the effective date of the Reincorporation Merger into 0.5 of a share of common stock of the Company;

•	The reduction of the par value of the registrant’s common stock from $0.01 per share to $0.001 per share; and

•
The increase in the authorized capital stock of the registrant to 125,000,000 total shares, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.001 per share.

The Merger Agreement was approved by the Board of Directors of Robocom on November 8, 2011 and by the Board of Directors and sole stockholder of the Company on December 2, 2011.  At the annual meeting of stockholders of Robocom held on May 27, 2008, the holders of a majority of the outstanding shares of common stock of Robocom approved the reincorporation of Robocom in the State of Delaware through a merger with and into a wholly-owned, newly-formed Delaware subsidiary formed specifically for that purpose, subject to certain parameters that were satisfied by the terms of the Merger Agreement.

Securities Purchase Agreement.  On December 5, 2011, Robocom and the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Michael Campbell.  Pursuant to the Purchase Agreement, following the Reincorporation Merger Mr. Campbell purchased from the Company an aggregate of 19,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $50,000.  Immediately following the issuance of the Shares pursuant to the Purchase Agreement, an aggregate of 21,420,492 shares of Common Stock was issued and outstanding and the shares of Common Stock owned by Mr. Campbell represented approximately 88.7% of the issued and outstanding shares of capital stock of the Company on a fully-diluted basis. The Shares were acquired with funds that Mr. Campbell borrowed from an entity controlled by a current director of the Company.

The foregoing description of the terms of the Merger Agreement and the Purchase Agreement is qualified in its entirety by reference to the provisions of the documents filed as exhibits to this report, which are incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under the caption “Reincorporation Merger Agreement” in Item 1.01 of this report is incorporated herein by reference thereto.

The information set forth under the caption “Securities Purchase Agreement” in Item 1.01 of this report is incorporated herein by reference thereto.  The Company issued the Shares under the Purchase Agreement in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder as a transaction not involving any public offering.  No advertising or general solicitation was employed in offering the securities under the Purchase Agreement, the offering and sale was made to one person and the Company will restrict transfer of the securities purchased under the Purchase Agreement in accordance with the requirements of the Securities Act of 1933, as amended.  Appropriate legends have been affixed to the certificate for the Shares.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The sale of the Shares pursuant to the Purchase Agreement described under Item 1.01 of this Current Report on Form 8-K resulted in a change of control of the Company. The information under Item 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the closing of the Purchase Agreement, Mr. Irwin Balaban, the Company’s sole executive officer, submitted a resignation letter pursuant to which he resigned as President, Chief Executive Officer and Treasurer of the Company, effective immediately, and Mr. Lawrence S. Balaban resigned as a director of the Company, effective immediately.  While Mr. Irwin Balaban and Mr. Eric M. Hellige continue to be directors of the Company, it is anticipated they will resign as directors once qualified directors can be located with experience in the industry in which the Company now proposes to operate.  The resignation of Mr. Irwin Balaban from his officer positions with the Company and the resignation of Mr. Lawrence S. Balaban as a director of the Company are solely in connection with the transactions contemplated by the Purchase Agreement and are not in connection with any known disagreement with the Company on any matter.

Effective as of the closing of the purchase of the Shares, Michael Campbell was appointed to the Company’s board of directors and was also appointed President, Chief Executive Officer and Treasurer of the Company.   Biographical information regarding Mr. Campbell is set forth below:

Mr. Campbell, age 55, has served as a Director and as President, Chief Executive Officer and Treasurer of the Company since December 5, 2011.  Mr. Campbell has served as the managing director of both M1 Advisors LLC and M1 Capital Group Ltd., since founding those companies in 2002 and 2004, respectively.  M1 Advisors LLC and M1 Capital Group Ltd. are business advisory and merchant banking firms that provide growth capital and financial advisory services to high-growth companies in emerging markets.  Since November 2009, Mr. Campbell also has served as Chairman of the Board of Directors and as President, Chief Executive Officer and Secretary of Resource Holdings, Inc., a publicly-traded, development-stage company that makes loans and leases equipment to operating gold mines located in Brazil.  Mr. Campbell also served as a director of Ensurge, Inc., a public “shell” company, from December 2009 until June 29, 2010.  Mr. Campbell has over 30 years of experience in founding, financing, building and operating high-growth companies worldwide.

Mr. Campbell expects to continue his association with M1 Advisors LLC, M1 Capital Group Ltd. and Resource Holdings Inc. and does not expect to devote his full-time business efforts to the business of the Company.  The amount of time Mr. Campbell devotes to the business of the Company will be dependent on the timing of the Company’s fundraising efforts and the amount of capital raised by the Company, among other factors.

The Company believes Mr. Campbell’s qualifications to sit on its board of directors include his over 30 years of experience in founding, financing, building and operating high-growth companies worldwide.

           Effective as of the closing of the purchase of the Shares, Dean S. Skupen was appointed Chief Financial Officer of the Company.  Biographical information regarding Mr. Skupen is set forth below.

Mr. Skupen, age 51, has served as Chief Financial Officer of the Company since December 5, 2011.  Mr. Skupen has over 20 years of auditing and financial reporting experience gained from working at various international and regional accounting firms.  Mr. Skupen is currently a director and the Chief Financial Officer of Resource Holdings, Inc., a publicly-traded, development-stage company that makes loans and leases equipment  to operating gold mines in Brazil, and has served in such capacities since November 2010.  From November 2000 until August 2010, Mr. Skupen served as a principal and business advisor at Marcum Stonefield LLP, a California-based accounting firm with offices in California and Hong Kong, where he provided auditing and consulting services to public companies and to entrepreneurial companies in diverse industries transitioning from private ownership to publicly-traded ownership.  Mr. Skupen graduated from the University of Southern California with a Bachelor of Science degree in accounting.  In addition, Mr. Skupen is licensed as a Certified Public Accountant in the State of California and is a member of both the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Mr. Skupen expects to continue his association with Resource Holdings, Inc. and does not expect to devote his full-time efforts to be business of the Company.  The amount of time Mr. Skupen devotes to the business of the Company will be dependent on the timing of the Company’s fundraising efforts and the amount of capital raised by the Company, among other factors.

There are no family relationships between either Mr. Campbell or Mr. Skupen and any director, executive officer, or person nominated or chosen to become a director or executive officer of the Company.  Neither Mr. Campbell nor Mr. Skupen has  a direct or indirect material interest in any transaction or arrangement in which the Company is a participant.

The Company currently does not have standing audit, nominating or compensation committees.  Currently, the entire board of directors of the Company responsible for the functions that would otherwise be handled by such committees.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

The information set forth under the caption “Reincorporation Merger Agreement” in Item 1.01 of this report is incorporated herein by reference thereto.

ITEM 8.01	OTHER EVENTS.

The transactions contemplated by the Merger Agreement and the Purchase Agreement closed on December 5, 2011.  Immediately prior to the consummation of the sale of the Shares to Mr. Campbell, the Company was a shell company with no operating business.  As a result of the sale of the Shares, Mr. Campbell has acquired control of the Company.  It is the intention of Mr. Campbell to establish the Company in the business of providing seasoned and profitable agricultural companies in Brazil with expansion capital and equipment through a loan or loan/lease program in exchange for a percentage of the profits of the agricultural companies.  In order to fund such proposed business plan, the Company intends to raise funds from investors by issuing Common Stock, preferred stock and/or debt securities to fund initial operations the Company’s loan/lease programs.  Upon the commencement of such operations, the Company will cease to be a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

In connection with the change in control, the Company changed its address to:  11753 Willard Avenue, Tustin, CA  92782.  The Company’s telephone number at that location is:  (714) 832-3249.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of December 5, 2011 between Robocom Systems International Inc., a New York corporation, and AgriVest Americas, Inc., a Delaware corporation.

3.1	Certificate of Incorporation of ArgiVest Americas, Inc.

3.2	By-Laws of AgriVest Americas, Inc.

10.1	Securities Purchase Agreement, dated December 5, 2011, among AgriVest Americas, Inc., Robocom Systems International Inc. and Michael Campbell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AgriVest Americas, Inc.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  December 7, 2011